SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2004

THE SPECTRANETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

0-19711	84-0997049

(Commission File Number)	(IRS Employer Identification No.)

96 Talamine Court
Colorado Springs, Colorado	80907

(Address of principal executive offices)	(Zip Code)

(719) 633-8333 (Registrant’s telephone number, including area code)

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this Form 8-K:

99.1 Press Release dated July 20, 2004.

Item 12: Disclosure of Results of Operations and Financial Condition.

     On July 20, 2004, we issued a press release, which sets forth our results of operations for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Spectranetics Corporation

Date: July 20, 2004	By:	/s/ Guy A. Childs

Vice President, Chief Financial Officer

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Exhibit Index

Exhibit 99.1 Press Release dated July 20, 2004.

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